Exhibitr 99.1

[LOGO OF SYNOVICS PHARMACEUTICALS, INC.]


COMPANY CONTACT:
Synovics Pharmaceuticals, Inc.
Ronald Howard Lane, Ph.D.
Chairman and CEO
(602) 508-0112
WWW.SYNOVICS.COM


         SYNOVICS PHARMACEUTICALS ANNOUNCES THE SETTLEMENT OF ALL LEGAL
        PROCEEDINGS WITH NOSTRUM PHARMACEUTICALS, INC., DR. NIRMAL MULYE
                                 AND ANIL ANAND

PHOENIX, - (AUGUST 6, 2007) - SYNOVICS PHARMACEUTICALS, INC., (OTC BB: SYVC) a specialty pharmaceutical company, today announced that on July 31, 2007, the Company together with its subsidiary Synovics Laboratories, Inc. ("Synovics Labs") settled its dispute with Nostrum Pharmaceuticals, Inc. ("Nostrum"), Nirmal Mulye, Ph.D. ("Mulye") and Anil Anand.

As disclosed in its periodic reports, the parties to the settlement were among the parties to pending actions and proceedings before the Federal District Court of the Southern District of New York and the District of New Jersey as well as an arbitration hearing before the American Arbitration Association.

Under the terms of the settlement, all pending actions and proceedings between the parties have been dismissed with prejudice, the parties mutually release one another and all pre-settlement agreements, including the Technology License Agreement between the Company and Nostrum, are terminated. Nostrum's 10,661,000 shares of common stock of the Company are being placed in escrow pursuant to a separate escrow agreement (the "Escrow Shares"). If the guarantees of Mulye and Nostrum to the Bank of India ("BOI") in connection with the Registrant's credit facility with BOI are extinguished in full or in part by May 1, 2008, then the Escrow Shares are to be released to Synovics in an amount proportionate to the amount by which the guarantees have been extinguished. The current amount of the outstanding principal loan balance with BOI is $7,450,000.

In addition, as part of the settlement, the ANDA Ownership Transfer and Product License Agreement ("ANDA Agreement") between Synovics Labs and Nostrum is terminated, and the Company and Synovics Labs assigned to Nostrum the Abbreviated New Drug Application of the Metformin Extended Release 500mg product.

Synovics Chairman and CEO, Ronald Howard Lane, Ph.D., stated, "This is a very important event for the Company. The past year has been complicated and difficult for Synovics' management and board of directors executing the affairs of the Company, as evidenced in the Company's multiple public filings and those of other entities or individuals. Uncertainty relating to the status of Synovics' relationship with Nostrum and Dr. Mulye not only adversely affected operations, but rendered quite difficult the process of raising capital."



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"In spite of these  issues,  through  the new  alliance  with  Harcharan  Singh,
President and CEO of Glopec International, the Company is implementing its India "Front End" strategy for generic and OTC drug development and manufacturing. This strategy is central to Synovics' plan for its industry positioning and intention to create a critical low-cost advantage. Together with the previously announced acquisition of generic OTC omeprazole drug rights and five other generic drugs, the rights for which are currently under negotiations, the Company is targeting in-licensing drug product rights with combined US markets in excess of $3 billion. These developments are a product of not only the advantages brought by Singh, but also through our marketing and consulting partnership with VCG & A, Inc. (VCG). The board of directors and management believe that with the settlement of this litigation and eventual return of the 10,661,000 shares of common stock, Synovics will be able to focus on securing financing to underwrite its business plan and restructure its balance sheet."


ABOUT SYNOVICS:

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of prescription Oral Control Release (OCR) generic and Immediate Release (IR) drugs, improved formulations of previously approved drugs and over-the-counter (OTC) drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, LLC and ANDAPharm, LLC, which manufactures and sells OTC and prescriptions private label drugs respectively, and Synovics Labs, Inc. a drug development subsidiary that is pursuing generic drug opportunities. In May of this year, the Company announced it had finalized a definitive agreement for exclusive, world-wide rights to develop and commercialize PharmPro Division of Fluid Air Inc.'s proprietary OTC version of omeprazole. The U.S. market for the branded omeprazole OTC is greater than $750 million. There is presently no approved omeprazole OTC product competitive to the brand for the U.S. market.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS" "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY," OUTCOME OF ANY PENDING OR POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING ITS PRODUCTS, THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; THE COMPANY'S ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS IT EXPECTS; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR ITS PRODUCTS; THE COMPANY'S POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF THE COMPANY'S FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES IT EXPECTS; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT IT MAY PURCHASE; THE REGULATORY ENVIRONMENT; THE



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COMPANY'S  EXPOSURE TO PRODUCT  LIABILITY AND OTHER LAWSUITS AND  CONTINGENCIES;
THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; THE COMPANY'S TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS IT MAY ACQUIRE AND IMPLEMENTING ITS NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; THE OUTCOME OF ONGOING EFFORTS TO IMPROVE KIRKS OPERATIONAL EFFICIENCY AND CUSTOMER PERFORMANCE; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA,
BUSINESS  AND  GROWTH  STRATEGIES;   STATEMENTS   SPECIFICALLY   CONCERNING  THE
SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES
NO  OBLIGATION   (NOR  DOES  IT  INTEND)  TO  PUBLICLY   UPDATE  OR  REVISE  ANY
FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.


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